UNITED STATES
SECURITIES AND EXCHANGE SEC
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 24, 2010 (November 19, 2010)
Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(SEC file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH  44481
(Address of principal executive offices)

(330) 373-1221
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 19, 2010, First Place Financial Corp. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”), dated November 19, 2010, indicating that the Company is not in compliance with the filing requirements for continued listing under Nasdaq Marketplace Rule 5250(c)(1).  The Nasdaq letter, which the Company expected, was issued in accordance with standard Nasdaq procedures due to the delayed filing of the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2010 (“Form 10-Q”), with the U.S. Securities and Exchange Commission (“SEC”).

As previously disclosed, the Company requires additional time to file the Form 10-Q as it responds to the findings of the Office of Thrift Supervision (“OTS”), its primary regulator, in the course of their annual periodic examination of the Company’s wholly-owned subsidiary, First Place Bank (the “Bank”).  The findings relate principally to the level of the Bank’s allowance for loan losses.  The Company is discussing a significant adjustment to the Bank’s allowance for loan losses with the OTS and the Company’s independent accountants to determine the appropriate level of the allowance.  The Company plans to file the Form 10-Q with the SEC as soon as practicable.

Under the Listing Rules of the Nasdaq, the Company is required to submit a plan to regain compliance with Nasdaq’s filing requirements for continued listing within 60 calendar days of the date of the Nasdaq notification letter, or January 18, 2011.  Upon acceptance of the Company’s compliance plan, Nasdaq is permitted to grant an extension of up to 180 days from the prescribed Form 10-Q filing date, or until May 16, 2011, for the Company to regain compliance with Nasdaq’s filing requirements for continued listing.  The Company anticipates that the filing of its Form 10-Q within the 60-day period will eliminate the need for it to submit a formal plan to regain compliance with Nasdaq’s filing requirements for continued listing.

A press release, dated November 24, 2010, disclosing the Company’s receipt of the Nasdaq notification letter is attached as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press release of First Place Financial Corp. dated November 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: November 24, 2010	By:	/s/ David W. Gifford
David W. Gifford
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of First Place Financial Corp. dated November 24, 2010.